______________________________________________________________________________

                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                          ______________

                             FORM 8-K
                          ______________

                          CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  February 13, 2006


                          ______________

                  BROADCAST INTERNATIONAL, INC.
      (Exact name of registrant as specified in its charter)
                        ______________


           UTAH                        0-13316                 87-0395567
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
incorporation or organization)                             Identification No.)

       7050 UNION PARK AVENUE, SUITE 600
           SALT LAKE CITY, UTAH                             84047
(Address of principal executive offices)                  (Zip Code)


          Registrant's telephone number: (801) 562-2252

Former name or former address, if changed since last report: Not Applicable

                        _________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule
      14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule
      13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


                  BROADCAST INTERNATIONAL, INC.

                             FORM 8-K

ITEM 5.02(d) Appointment of Directors
-------------------------------------

      On February 13, 2006, our Board of Directors through consent resolution unanimously voted to appoint Mr. Kirby Cochran to the Board of Directors and to accept the resignation of Mr. Randy Turner from the Board of Directors. The new member of the Board of Directors does not have any understandings or relationships with third parties pursuant to which he was appointed to the Board nor has he had any prior relationship or transactions with us. Mr. Turner, an employee, resigned from the Board so that the Board could appoint another independent director and now a majority of the Board members are independent

Kirby D. Cochran, age 52, has extensive knowledge and experience investing in growth, emerging growth and established operating companies. For the past five years, Mr. Cochran has been an angel investor and business consultant, assisting growth stage companies with their strategy and operations. Mr. Cochran holds an MBA from North Dakota State University and has taught graduate school for several years as an adjunct professor in the Business and Finance departments at the University of Utah. He teaches courses in finance, business strategy, analysis, growth and venture financing. His has developed proprietary capitalization models using debt and equity instruments for the investment, acquisition and operations of companies.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
--------------------------------------------

     none


                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 17, 2006

                                        BROADCAST INTERNATIONAL, INC.
                                        a Utah corporation

                                        By:    /s/ Rod Tiede
                                               -----------------------------
                                        Name:  Rod Tiede
                                        Title: President and Chief Executive
                                               Officer

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